AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                          on or about November 11, 2002

                                                              File No. 33-


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. ___
                        Post-Effective Amendment No. ___


                           STRONG BALANCED FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                              100 Heritage Reserve
                            Menomonee Falls, WI 53051
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (414) 359-3400

                                Richard W. Smirl
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective on December 12, 2002 pursuant to Rule 488.

Title of Securities Being Registered: Investor Class Shares of Common Stock of Strong Balanced Fund, a series of Strong Balanced Fund, Inc., par value $.01 per share.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                           STRONG BALANCED ASSET FUND

                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051

January 9, 2003

Dear Shareholder:

A Special Meeting of Shareholders of the Strong Balanced Asset Fund ("Balanced Asset Fund"), the only series of Strong Balanced Stock Fund, Inc. ("Corporation"), will be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on February 28, 2003 at 9:00 a.m., Central Time. Enclosed is a Proxy Statement/Prospectus, which contains an important proposal for you to consider. You are eligible to vote on this proposal because you were a shareholder of record of the Balanced Asset Fund on December 20, 2002.

The Corporation's Board of Directors ("Board") has proposed that the Balanced Asset Fund be combined with the Strong Balanced Fund ("Balanced Fund"), a series of Strong Balanced Fund, Inc., in a tax-free reorganization. If the shareholders of the Balanced Asset Fund approve the proposal, you will become a shareholder of the Balanced Fund and your Balanced Asset Fund shares will be exchanged for an amount of Balanced Fund shares of equal value. No sales charges will be imposed in connection with the reorganization. In addition, we do not expect the reorganization to cause shareholders to recognize any federally taxable gains or losses on your Balanced Asset Fund shares.

The investment objective of the Balanced Asset Fund is total return by investing for both income and capital growth, while the Balanced Fund seeks high total return consistent with reasonable risk over the long term. Both the Balanced Asset Fund and the Balanced Fund invest, under normal conditions, about 60% of their net assets in equity securities. In addition, both Funds offset their equity positions by investing approximately 35% of their net assets in bonds. Therefore, the investment strategies of the Balanced Asset Fund and the Balanced Fund are substantially similar. However, the assets of the Balanced Asset Fund are significantly smaller than those of the Balanced Fund. Currently, we do not believe that the Balanced Asset Fund can reach a sustainable size in the near future.

In light of the Balanced Asset Fund's small asset size, lack of expected asset growth, and lack of economies of scale, the Board believes that it is in the best interests of shareholders of the Balanced Asset Fund to reorganize the Balanced Asset Fund into the larger Balanced Fund. In addition, the Balanced Asset Fund's investment objective and investment policies are substantially similar to those of the Balanced Fund. Accordingly, the Board strongly urges you to vote for the proposed reorganization.

The enclosed materials provide more information. Please read this information carefully and call the Fund's proxy solicitor, D.F. King & Co., Inc., at 1-800-714-3305 if you have any questions. Your vote is important to us, no matter how many shares you own.

After you review the enclosed materials, we ask that you vote FOR the proposed reorganization. Please vote for the proposal by completing, dating, and signing your proxy card and mailing it to us today. You also may vote by toll-free telephone or through the Internet according to the enclosed Voting Instructions.

Thank you for your support.

                                                Sincerely,


                                                Richard S. Strong
                                                Chairman

                            QUESTIONS AND ANSWERS

                         YOUR VOTE IS VERY IMPORTANT

Q. ON WHAT AM I BEING ASKED TO VOTE AT THE UPCOMING SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 28, 2003?

A. You are being asked to approve a reorganization of the Strong Balanced Asset Fund ("Balanced Asset Fund") into the Strong Balanced Fund ("Balanced Fund").

Q.    HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL?

A. The Board of Directors has unanimously agreed that the reorganization is in the shareholders' best interests and recommends that you vote in favor of it.

Q.    HOW WILL THIS REORGANIZATION AFFECT ME AS A SHAREHOLDER?

A. You will become a shareholder of the Balanced Fund, a fund with substantially similar investment objectives and policies.

Q.    WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders at the February 28, 2003 Special Meeting, the reorganization is expected to take effect as of the close of market on March 28, 2003.

Q.    WHAT WILL I RECEIVE IN EXCHANGE FOR MY CURRENT SHARES?

A. An account will be created for you that will be credited with Balanced Fund shares with an aggregate value equal to the value of your Balanced Asset Fund shares; however, no physical share certificates will be issued to you.

Q.    WILL THIS REORGANIZATION RESULT IN ANY FEDERAL TAX LIABILITY TO ME?

A. The reorganization is intended to be tax-free for federal income tax purposes.

Q. CAN I EXCHANGE OR REDEEM MY BALANCED ASSET FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A. Yes. You may exchange your Balanced Asset Fund shares for shares of another Strong Fund, or redeem your shares, at any time before the reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction.

Q.    WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION?

A. If the reorganization is not approved by shareholders of the Balanced Asset Fund, the reorganization will not take place and you will remain a shareholder of the Balanced Asset Fund.

Q.    I DON'T OWN VERY MANY SHARES. WHY SHOULD I BOTHER TO VOTE?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Balanced Asset Fund may not receive sufficient votes to go forward with its meeting. If this happens, we may need to solicit votes again at additional cost to the Balanced Asset Fund.

Q.    WHO IS ENTITLED TO VOTE?

A. Any person who owned shares of the Balanced Asset Fund on the "record date," which was the close of business on December 20, 2002 - even if you later sold your shares. You may cast one vote for each whole share and a fractional vote for each fractional share of the Balanced Asset Fund you owned on the record date.

Q.    HOW CAN I VOTE?

A.    You can vote your shares in any one of four ways:

      o     Through the Internet.

      o     By toll-free telephone.
      o     By mail, using the enclosed proxy card.
      o     In person at the meeting.

      We encourage you to vote through the Internet or by telephone, using the number that appears on your proxy card. These voting methods will save the Balanced Asset Fund from having to pay for return-mail postage. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

Q.    I PLAN TO VOTE THROUGH THE INTERNET. HOW DOES INTERNET VOTING WORK?

A.    To vote through the Internet, please read the enclosed Voting
      Instructions.

Q.    I PLAN TO VOTE BY TELEPHONE. HOW DOES TELEPHONE VOTING WORK?

A.    To vote by telephone, please read the enclosed Voting Instructions.

Q.    I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.    WHO SHOULD I CALL IF I HAVE ANY QUESTIONS ABOUT VOTING?

A. You can call the Fund's proxy solicitor, D.F. King & Co., Inc., at 1-800-714-3305.

                           STRONG BALANCED ASSET FUND
                  A SERIES OF STRONG BALANCED STOCK FUND, INC.

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 28, 2003

      A Special Meeting of Shareholders of the Strong Balanced Asset Fund ("Balanced Asset Fund") will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on February 28, 2003 at 9:00 a.m., Central Time, for the purpose of considering the proposals set forth below. Proposal 1, if approved by the Balanced Asset Fund shareholders, will result in the transfer of the assets and liabilities (except those, if any, for which specific reserves have been set aside) of the Balanced Asset Fund to the Strong Balanced Fund ("Balanced Fund") in return for shares of the Balanced Fund. The Balanced Asset Fund will then distribute those shares to its shareholders and be liquidated. Subsequently, Strong Balanced Stock Fund, Inc. will be dissolved.

PROPOSAL 1: To approve the Agreement and Plan of Reorganization, including the
            Plan of Dissolution of Strong Balanced Stock Fund, Inc. and the Articles of Dissolution of Strong Balanced Stock Fund, Inc., as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

PROPOSAL 2: The transaction of such other business as may properly come before the meeting.

      Shareholders of record of the Balanced Asset Fund as of the close of the New York Stock Exchange on December 20, 2002 are entitled to notice of and to vote at this meeting or any adjournment of this meeting. Proposal 1 will be effected only if shareholders of the Balanced Asset Fund approve the proposal.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE PROMPTLY RETURN YOUR PROXY CARD
                OR VOTE BY TOLL-FREE TELEPHONE OR AT OUR WEB SITE
              IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.

--------------------------------------------------------------------------------

      AS A SHAREHOLDER OF THE BALANCED ASSET FUND, YOU ARE ASKED TO ATTEND THE SPECIAL MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO VOTE BY PROXY. YOU CAN DO THIS IN ONE OF THREE WAYS: BY (1) COMPLETING, DATING, SIGNING, AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE, (2) CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR (3) VISITING OUR WEB SITE. YOUR PROMPT VOTING BY PROXY WILL HELP ASSURE A QUORUM AT THE SPECIAL MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED AT THE SPECIAL MEETING BY SUBMITTING TO THE SECRETARY OF STRONG BALANCED STOCK FUND, INC. A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY SIGNED PROXY CARD OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON. VOTING AGAIN THROUGH THE WEB SITE OR TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED VOTING INSTRUCTIONS CAN ALSO REVOKE A PRIOR PROXY.

--------------------------------------------------------------------------------


                                          By Order of the Board of Directors,


                                          Richard W. Smirl
                                          Vice President and Secretary

Menomonee Falls, Wisconsin
January 9, 2003

                           PROXY STATEMENT/PROSPECTUS

                              DATED JANUARY 9, 2003

                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                           STRONG BALANCED ASSET FUND
                  A SERIES OF STRONG BALANCED STOCK FUND, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                              STRONG BALANCED FUND
                     A SERIES OF STRONG BALANCED FUND, INC.

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-414-359-1400
                                 1-800-368-3863
                 DEVICE FOR THE HEARING IMPAIRED: 1-800-999-2780

      THIS PROXY STATEMENT/PROSPECTUS IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS ("BOARD") OF STRONG BALANCED STOCK FUND, INC. ON BEHALF OF ITS ONLY SERIES, THE STRONG BALANCED ASSET FUND ("BALANCED ASSET FUND"), IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS ("MEETING") OF THE BALANCED ASSET FUND TO BE HELD ON FEBRUARY 28, 2003 AT 9:00 A.M., CENTRAL TIME, AT 100 HERITAGE RESERVE, MENOMONEE FALLS, WISCONSIN 53051 OR ANY ADJOURNMENT OF THE MEETING. At the Meeting, shareholders of the Balanced Asset Fund will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization dated _______, 2002 ("Reorganization Agreement"), by and between the Balanced Asset Fund and the Strong Balanced Fund ("Balanced Fund"), a series of Strong Balanced Fund, Inc. (together with Strong Balanced Stock Fund, Inc., the "Corporations"). The Balanced Asset Fund and the Balanced Fund are sometimes referred to collectively as the "Funds." A copy of the Reorganization Agreement is attached as Exhibit A. Proposal 1, if approved by shareholders of the Balanced Asset Fund, will result in the transfer of the assets and liabilities (except those, if any, for which reserves have been set aside) of the Balanced Asset Fund to the Balanced Fund in return for shares of the Balanced Fund. The Balanced Asset Fund will then distribute those shares to its shareholders and be liquidated and, subsequently, Strong Balanced Stock Fund, Inc. will be dissolved.

PROPOSAL 1: To approve the Agreement and Plan of Reorganization, including the
            Plan of Dissolution of Strong Balanced Stock Fund, Inc. and the Articles of Dissolution of Strong Balanced Stock Fund, Inc., as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

PROPOSAL 2: The transaction of such other business as may properly come before the meeting.

      The Reorganization Agreement provides for (i) the transfer of the Balanced Asset Fund's assets and liabilities (except those, if any, for which specific reserves have been set aside) to the Balanced Fund; (ii) the issuance of shares of the Balanced Fund to shareholders of the Balanced Asset Fund; and (iii) the Plan of Dissolution of Strong Balanced Stock Fund, Inc. and the Articles of Dissolution of Strong Balanced Stock Fund, Inc. to eliminate all of the shares that currently constitute the Balanced Asset Fund shares and dissolve Balanced Stock Fund, Inc. (collectively, the "Reorganization"). The Reorganization is expected to occur as of the close of market ("Effective Time") on March 28, 2003 ("Closing Date").

      Immediately after the transfer of the Balanced Asset Fund's assets and liabilities (except those, if any, for which specific reserves have been set aside), each holder of shares in the Balanced Asset Fund as of the Effective Time of the Reorganization will receive a number of shares of the Balanced Fund with the same aggregate value as the shareholder had in the Balanced Asset Fund immediately before the Effective Time. As of the Effective Time, shareholders of the Balanced Asset Fund will become shareholders of the Balanced Fund.

      The Balanced Asset Fund and the Balanced Fund each offer one class of shares - Investor Class shares. Holders of Investor Class shares of the Balanced Asset Fund will receive an amount of Investor Class shares of the Balanced Fund equal in value to their Balanced Asset Fund shares.

      The Balanced Asset Fund is the only series of Strong Balanced Stock Fund, Inc. and the Balanced Fund is a series of Strong Balanced Fund, Inc. Both Strong Balanced Stock Fund, Inc. and Strong Balanced Fund, Inc. are open-end management investment companies registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Currently, both the Balanced Asset Fund and the Balanced Fund are advised by Strong Capital Management, Inc. ("SCM"). Strong Investments, Inc. ("SII") is the principal underwriter of each mutual fund for which SCM is the investment advisor and/or Strong Investor Services, Inc. ("SIS") is the transfer agent and administrator ("Strong Family of Funds"). SCM, SII, and SIS are wholly owned subsidiaries of Strong Financial Corporation ("SFC"), which is controlled by Richard S. Strong because of his stock ownership in SFC. Mr. Strong is Director and Chairman of the Board of the Strong Family of Funds and Director and Chairman of SCM.

      This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Balanced Asset Fund should know before voting on the Reorganization and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the SEC, are incorporated in whole or in part by reference. A Statement of Additional Information dated January 9, 2003 relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling toll-free at 1-800-368-3863.

      For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the Balanced Asset Fund, see the Balanced Asset Fund's prospectus and statement of additional information dated May 1, 2002 and August 30, 2002, respectively, as they may be amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and statement of additional information for the Balanced Asset Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling toll-free at 1-800-368-3863.

      For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the Balanced Fund, see the Balanced Fund's prospectus and statement of additional information dated May 1, 2002 and August 30, 2002, respectively, as they may be amended and/or supplemented, which have been filed with the SEC. Copies of the prospectus and statement of additional information for the Balanced Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling toll-free at 1-800-368-3863.

      This Proxy Statement/Prospectus is expected to be sent to shareholders on or about January 9, 2003.

                  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE
                    SECURITIES OR PASSED UPON THE ADEQUACY OF
                      THIS PROXY STATEMENT/PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE

SYNOPSIS........................................................................

The Reorganization..............................................................

The Corporations................................................................

Fees and Expenses...............................................................

Investment Advisor and Portfolio Managers.......................................

Principal Investment Objectives and Policies....................................

Purchase, Exchange, and Redemption Procedures and Distribution Policies.........

PRINCIPAL INVESTMENT RISKS......................................................

INFORMATION RELATING TO THE REORGANIZATION......................................

Description of the Reorganization...............................................

Costs of Reorganization.........................................................

Federal Income Taxes............................................................

Capitalization..................................................................

REASONS FOR THE REORGANIZATION..................................................

SHAREHOLDER RIGHTS..............................................................

MORE INFORMATION ABOUT THE BALANCED FUND AND THE BALANCED ASSET FUND............

VOTING MATTERS..................................................................

OTHER BUSINESS..................................................................

SHAREHOLDER INQUIRIES...........................................................

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION.....................A-1

EXHIBIT B - MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE......................B-1

EXHIBIT C - ADDITIONAL INFORMATION ABOUT THE BALANCED FUND...................C-1

                                    SYNOPSIS

      This Synopsis is designed to allow you to compare the current fees, investment objectives, policies, and restrictions, and distribution, purchase, exchange, and redemption procedures of the Balanced Asset Fund with those of the Balanced Fund. It is a summary of some information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund, as each may be amended and/or supplemented.

THE REORGANIZATION

      BACKGROUND. Pursuant to the Reorganization Agreement (attached as Exhibit
A), the Balanced Asset Fund will transfer all of its assets and liabilities (except those, if any, for which specific reserves have been set aside) to the Balanced Fund in exchange solely for shares of the Balanced Fund. The Balanced Asset Fund will distribute the Balanced Fund shares that it receives to its shareholders in liquidation. The result of the Reorganization is that shareholders of the Balanced Asset Fund will become shareholders of the Balanced Fund. No sales charges will be imposed in connection with the Reorganization.

      The Board of the Balanced Asset Fund, including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Directors"), has concluded that the Reorganization would be in the best interests of the Balanced Asset Fund and its shareholders, and that the interests of existing shareholders in the Balanced Asset Fund would not be diluted as a result of the transactions contemplated by the Reorganization. The Board of the Balanced Fund also concluded that the Reorganization would be in the best interests of the Balanced Fund and its shareholders, and that the interests of existing shareholders in the Balanced Fund would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF THE BALANCED ASSET FUND RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

      TAX CONSEQUENCES. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Balanced Asset Fund will not recognize a gain or a loss for federal income tax purposes in the transactions contemplated by the Reorganization.

      RISK FACTORS. Although the principal investment objectives and policies of the Balanced Asset Fund and the Balanced Fund are substantially similar, there are differences. An investment in the Balanced Asset Fund may involve principal investment risks that are, in some respects, different from those of the Balanced Fund. The primary differences are that the Balanced Asset Fund principally invests in value-style stocks and medium-capitalization companies, while the Balanced Fund principally invests in growth-style stocks and is subject to the risks of investing in lower-quality high-yield bonds and using an active trading approach. For a more complete discussion of the risks associated with the Funds, see "PRINCIPAL INVESTMENT RISKS" below.

THE CORPORATIONS

      The Balanced Asset Fund is a series of Strong Balanced Stock Fund, Inc. and the Balanced Fund is a series of Strong Balanced Fund, Inc. Both Strong Balanced Stock Fund, Inc. and Strong Balanced Fund, Inc. are open-end management investment companies registered with the SEC under the 1940 Act and were organized as Wisconsin corporations on December 28, 1990 and September 3, 1981, respectively. The Corporations may offer redeemable shares in different classes and/or series. The Balanced Asset Fund and Balanced Fund each offer only one class of shares - Investor Class shares.

FEES AND EXPENSES

      There are no sales charges on purchases, exchanges, or redemptions. The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The PRO FORMA line items show the Balanced Fund's expenses as if the Reorganization had occurred on January 1, 2001. The Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the Funds' fiscal period ended December 31, 2001, except that PRO FORMA Annual Fund Operating Expenses have been restated as if the current transfer agent and administration fees had been in effect during fiscal year 2001. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown. In addition, if the Reorganization is approved, SCM and SIS have agreed to reimburse the Balanced Fund, just after the effective time of the Reorganization, with a dollar amount equal to the estimated amount of fees and expenses that SCM and SIS would have waived and/or absorbed from the date of the Reorganization through

January 31, 2004 if the Balanced Asset Fund shares exchanged in the Reorganization had continued to benefit from a 0.99% contractual expense cap, assuming the asset level of the Balanced Asset Fund and the expense ratio of the Balanced Fund at the time of Reorganization remained constant.

                        ANNUAL FUND OPERATING EXPENSES
                   (as a percentage of average net assets)

                                                                    TOTAL ANNUAL                       TOTAL ANNUAL
                                                                   FUND OPERATING                     FUND OPERATING
                                                                  EXPENSES WITHOUT    CONTRACTUAL      EXPENSES WITH
                                                                     CONTRACTUAL        WAIVERS         CONTRACTUAL
                                       MANAGEMENT       OTHER      WAIVERS AND/OR        AND/OR       WAIVERS AND/OR
         FUND                           FEES(1)       EXPENSES       ABSORPTIONS      ABSORPTIONS       ABSORPTIONS
-----------------------------------------------------------------------------------------------------------------------
Balanced Asset Fund                  0.75%           2.53%        3.28%(2)           2.29%           0.99%(2), (3)
Balanced Fund                        0.55%           0.64%        1.19%              --              1.19%
PRO FORMA - Balanced Fund(4)         0.55%           0.71%        1.26%              --              1.26%

(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE A DESIGNATED LEVEL. CURRENTLY, THE BALANCED FUND HAS REACHED THE ASSET LEVEL BREAKPOINT WITH THE LOWEST MANAGEMENT FEE.
(2) THE BALANCED ASSET FUND PARTICIPATED IN A PROGRAM UNDER WHICH IT RECEIVED A CREDIT FOR PART OF THE BROKERAGE COMMISSION PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THIS CREDIT WAS APPLIED TO THE FUND'S OTHER EXPENSES THAT WERE NOT ATTRIBUTABLE TO STRONG OR ITS AFFILIATES. THE TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT REFLECT THESE CREDITS. AFTER GIVING EFFECT TO THESE CREDITS, THE TOTAL ANNUAL FUND OPERATING EXPENSES WERE 3.27%.
(3) SCM AND SIS HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES UNTIL JANUARY 31, 2004, TO KEEP THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE BALANCED ASSET FUND AT NO MORE THAN 0.99%.
(4) PRO FORMA TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED AS IF THE CURRENT TRANSFER AGENT AND ADMINISTRATION FEES HAD BEEN IN EFFECT DURING FISCAL YEAR 2001.

                                   EXAMPLE

      This example is intended to help you compare the cost of investing in each Fund, before fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                         1 YEAR       3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Balanced Asset Fund          $331         $1,010      $1,712       $3,576
Balanced Fund                $121         $378        $654         $1,443
PRO FORMA - Balanced Fund    $128         $400        $692         $1,523

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

INVESTMENT ADVISOR AND PORTFOLIO MANAGERS

      SCM, a company controlled by Richard S. Strong because of his stock ownership in SFC, is the investment advisor to the Balanced Asset Fund and Balanced Fund. Mr. Strong is Director and Chairman of the Board of the Strong Family of Funds and Chairman and Director of SCM. SCM is registered as an investment advisor under the Investment Advisers Act of 1940. SCM is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. SCM provides investment management services for mutual funds and other investment portfolios. SCM had $____ billion in assets under management as of October 31, 2002.

      As compensation for its advisory services, the Balanced Asset Fund and the Balanced Fund each pay SCM a management fee at the annual rate specified below of the average daily net asset value of that Fund.

                                FOR ASSETS      FOR THE NEXT      FOR ASSETS
                                   UNDER         $2 BILLION     $6 BILLION AND
                                $4 BILLION         ASSETS           ABOVE
--------------------------------------------------------------------------------
Balanced Asset Fund                0.75%            0.725%           0.70%

                                 FOR THE FIRST $35       FOR ASSETS ABOVE $35
                                   MILLION ASSETS              MILLION
--------------------------------------------------------------------------------
Balanced Fund                          0.60%                    0.55%
--------------------------------------------------------------------------------

The following individuals are the Funds' portfolio managers:

ROBERT J. COSTOMIRIS manages the equity portion of the BALANCED ASSET FUND. Mr. Costomiris joined Strong in April 2001 and is a Chartered Financial Analyst. He has co-managed the BALANCED ASSET FUND since September 2001. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant, Inc. From December 1993 to April 1997, Mr. Costomiris was a senior investment consultant at Hewitt Associates LLC, a management consulting firm. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration in finance and accounting at the University of Chicago Graduate School of Business in 1995.

BRADLEY D. DOYLE manages the bond portion of the BALANCED ASSET FUND and the bond and cash portions of the BALANCED FUND. Mr. Doyle joined Strong in June 1993 and is a Chartered Financial Analyst and Certified Public Accountant. He has co-managed the BALANCED ASSET FUND since September 2001 and the BALANCED FUND since July 2002. From December 1997 to present, Mr. Doyle has been and continues to be a fixed income trader. From March 1995 to November 1997, Mr. Doyle was in trading operations. Mr. Doyle received his bachelor's degree in accounting from the University of North Dakota in 1993.

RIMAS M. MILAITIS manages the equity portion of the BALANCED FUND. He joined Strong as a Portfolio Manager in December 1995. He has co-managed the BALANCED FUND since May 1997. From March 1992 to December 1995, he managed several conservative equity portfolios that invested in stocks and bonds at Aon Advisors, Inc. (AAI). From March 1990 to March 1992, he served as an equity trader/analyst to AAI. From March 1987 to March 1990, Mr. Milaitis was an equity portfolio assistant to the Illinois State Board of Investment. Mr. Milaitis received his bachelor's degree in economics from Illinois State University in 1984 and his master's of business administration in finance from DePaul University in 1991.

PRINCIPAL INVESTMENT OBJECTIVES AND POLICIES

      This section will help you compare the principal investment objectives and policies of the Balanced Asset Fund and the Balanced Fund. Please be aware that this is only a brief discussion. You can find more complete information in the Funds' prospectus, as it may be amended and/or supplemented.

      The investment objective of the BALANCED ASSET FUND is to provide investors with total return by investing for both income and capital growth. The Fund pursues its objective by investing, under normal conditions, about 60% of its net assets in equity securities (including common stocks, preferred stocks, and securities convertible into these stocks, such as warrants and convertible bonds) of medium- and large-capitalization companies. The portfolio managers generally seek stocks of companies that have above-average projected earnings growth whose stock has a lower price/earnings ratio than that of the S&P 500 Index. The managers believe these value-oriented stocks have the potential to increase in price. The Fund invests roughly similar amounts of its assets in each stock in the portfolio. The remaining assets of the Fund are invested in short- and intermediate-term, higher- and medium-quality bonds. Bonds are purchased to generate income and to help offset the volatility that stock investments usually experience. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell stocks when, based on their growth potential or price, they are no longer attractive. The managers may sell bonds if their fundamental qualities deteriorate or to take advantage of more attractive yield opportunities.

      The investment objective of the BALANCED FUND is to provide investors with high total return consistent with reasonable risk over the long term. The Fund pursues its objective by investing, under normal conditions, in a combination of stocks, bonds, and cash. Under normal conditions, about 60% of its net assets will be invested in stocks, 35% in bonds (all of which may be high-yield or junk bonds), and 5% in cash. The Fund's bond portfolio consists primarily of intermediate-term corporate bonds of higher, medium, and lower quality. The managers focus primarily on high-yield bonds with positive or improving credit fundamentals. The Fund's managers attempt to strike a balance between an investment's growth and income prospects, and its potential risks. The Fund may also invest up to 25% of its net assets in foreign securities, and may utilize an active trading approach. The managers may sell a holding when they believe it no longer offers an attractive balance between risk and return.

      The Funds' managers may invest up to 100% of the Funds' assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Funds' managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Funds earning a lower return than they would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Funds may not achieve their investment objective. In addition, the Funds may use derivatives to attempt to manage market or business risk or to seek to enhance return.

      SIGNIFICANT DIFFERENCES. The Balanced Asset Fund principally invests in value-style stocks and medium-capitalization companies, while the Balanced Fund principally invests in growth-style stocks and high-yield bonds and may utilize an active trading approach. In addition, each Fund's portfolio managers may have a different style in selecting investments, and depending on market, economic, and other conditions, one style may lead to better Fund performance than another style.

PURCHASE, EXCHANGE, AND REDEMPTION PROCEDURES AND DISTRIBUTION POLICIES

      PURCHASE PROCEDURES. THE BALANCED ASSET FUND AND THE BALANCED FUND HAVE IDENTICAL PURCHASE PROCEDURES. Shares of each Fund may be purchased directly from SIS by mail or wire, and if elected, by phone or through the Internet. Shares may also be purchased through broker-dealers or other intermediaries. The minimum initial purchase requirement is $2,500 for regular accounts, $1,000 for Education Savings, traditional IRA, Roth IRA, SEP-IRA, and UGMA/UTMA accounts, and the lesser of $250 or $25 per month for SIMPLE-IRA, 403(b)(7) plans, Keogh, Pension Plans, and Profit Sharing accounts. Shares may also be purchased through regular deductions from a bank account (e.g., Automatic Investment Plan), however the minimum initial purchase requirements must still be met for the Funds. Subsequent purchases must be for a minimum of $100 for regular, Education Savings, traditional IRA, Roth IRA, SEP-IRA, and UGMA/UTMA accounts and $50 for SIMPLE-IRA, 403(b)(7) plan, Keogh, Pension Plan, and Profit Sharing accounts. Employee-sponsored retirement plan accounts for which Strong Retirement Plan Services, Inc. or an affiliate or alliance partner provides document or administrative services have no initial investment minimum. Each of the Funds reserves the right to change or waive investment minimums.

      Fund shares may be purchased on any business day at a price per share equal to the net asset value ("NAV") next determined after SIS receives a purchase order and payment. SIS reserves the right to refuse, change, discontinue, or temporarily suspend the purchase privilege for any reason. The NAV of each Fund's shares is generally calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 3:00 p.m. Central
Time). The NAV per share is calculated by dividing the total market value of the Fund's investments and other assets attributable to the Fund's shares, less any Fund liabilities attributable to the Fund's shares, by the total outstanding shares. NAV is based on the market value of the securities in each Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method of valuation used. Each Fund's portfolio securities may be listed on foreign exchanges that trade on days when the NAV is not calculated. As a result, each Fund's NAV may change on days when shares may not be purchased or redeemed. In addition, a foreign exchange may not value its listed securities at the same time that the Fund's NAV is calculated.

      EXCHANGE PROCEDURES. THE BALANCED ASSET FUND AND THE BALANCED FUND HAVE IDENTICAL EXCHANGE PROCEDURES. You may exchange shares of a Fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.5% to 1% on the sale of shares held for 12 months or less, as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Frequent exchanges can interfere with Fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make. The Funds will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of a Fund within 30 days of an earlier exchange request, (2) exchanged shares out of a Fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a Fund's net assets, or (4) otherwise seem to follow a timing pattern. SIS reserves the right to refuse, change, discontinue, or temporarily suspend the exchange privilege for any reason.

      REDEMPTION PROCEDURES. THE BALANCED ASSET FUND AND THE BALANCED FUND HAVE IDENTICAL REDEMPTION PROCEDURES. Shareholders may redeem shares on any business day by mail or, if elected, by telephone or through the Internet. The redemption price will be the next NAV determined after SIS receives the redemption request. Shareholders may submit redemption requests directly to SIS or through an intermediary. Redemptions may also be made through a Systematic Withdrawal Plan from any Fund. SIS may require signature guarantees under certain circumstances (e.g., written exchange requests for more than $100,000). If a shareholder's account balance drops below the investment minimum, SIS reserves the right to close the account. However, SIS will give the shareholder notice and 60 days to increase the account balance to the required minimum. SIS reserves the right to refuse, change, discontinue, or temporarily suspend telephone, facsimile, and Internet redemption privileges for any reason.

      REDEMPTIONS IN KIND. THE BALANCED ASSET FUND AND THE BALANCED FUND HAVE IDENTICAL REDEMPTION IN KIND PROVISIONS. SIS reserves the right to pay redemption proceeds in kind (i.e., a payment in portfolio securities rather than cash) for redemption requests that are in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. Generally, SIS uses redemption in kind when large redemption requests may cause harm to a Fund and its shareholders.

      DISTRIBUTION POLICIES. THE BALANCED ASSET FUND AND THE BALANCED FUND HAVE IDENTICAL DISTRIBUTION POLICIES. To the extent they are available, the Balanced Asset Fund and the Balanced Fund pay dividends from net investment income quarterly and distribute capital gains annually. There is no fixed dividend rate, and there can be no assurance that any of the Funds will pay any dividends or realize any capital gains. Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund, unless you choose otherwise. Other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into a bank account.

      Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital will generally reduce the cost basis of your shares. It may also be treated as a sale of your shares.

      SOME OF THESE PROCEDURES AND SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

                           PRINCIPAL INVESTMENT RISKS

      The principal risks of investing in the BALANCED ASSET FUND are those associated with investing in the stock market ("Stock Risk"). Stock Risk refers to the fact that stock values experience periods of rising prices and periods of declining prices, therefore, a shareholder may receive more or less money than originally invested. The Fund is also subject to "Foreign Securities Risks" because the Fund may invest up to 25% of its net assets in foreign securities. Foreign investments involve additional risks including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. In addition, the Fund is subject to "Value-Style Investing Risk" because it invests in value-style stocks. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions, therefore the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Fund's managers or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.

      Because the Fund maintains a significant position in bonds, it is subject to "Bond Risks." A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the Fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

      The Fund is also subject to "Derivatives Risk" because the Fund may use derivatives, such as futures and options, to attempt to manage market or business risk or to seek to enhance the Fund's return. Futures are agreements for the future purchase or sale of an underlying financial instrument at a specified price on a specified date. When writing put and call options, the Fund receives fees for writing the option but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by using offsetting options or futures or designating liquid assets on its books and records. When purchasing options, the Fund is exposed to the potential loss of principal. The use of derivatives may not always be a successful hedge and using them could lower the Fund's return.

      In addition, the Fund is subject to "Medium Companies Risks" because it invests a substantial portion of its assets in the stocks of medium-capitalization companies. Medium-capitalization companies may experience more volatility than larger, more established companies because they often have narrower markets, more limited managerial and financial resources, and face a greater risk of business failure. Generally, the smaller the company size, the greater these risks.

      Because the Fund is actively managed, it is also subject to "Management Risk." There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results. Finally, the Fund is also subject to "Not Insured Risk," meaning that an investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental entity.

      The principal risks of investing in the BALANCED FUND are Stock Risks, Foreign Securities Risks, Bond Risks, Derivatives Risk, Management Risk, and Not Insured Risk, as each is described above.

      In addition, the Fund is subject to "Growth-Style Investing Risk" because it invests in growth-style stocks. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions, therefore the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

      Because the Balanced Fund invests in lower-quality bonds, commonly known as high-yield bonds or junk bonds, that present a significant risk for loss of principal and interest, it is also subject to "High-Yield Bond Risks." These bonds offer the potential for higher returns, but also involve greater risk than bonds of better quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the Fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund's share price.

      Finally, the Fund may use an active trading approach, which may increase the Fund's costs and reduce its performance ("Active Trading Risk").

      SIGNIFICANT DIFFERENCES. The primary differences in principal risks between these two Funds relates to the fact that the Balanced Asset Fund invests in value-style stocks, while the Balanced Fund invests in growth-style stocks. In addition, the Balanced Asset Fund is subject to Medium Companies Risks, while the Balanced Fund is subject to High-Yield Bond Risks and Active Trading Risk. Finally, each Fund's portfolio managers may have a different style in selecting investments, and depending on market, economic, and other conditions, one style may lead to better Fund performance than another style.

                   INFORMATION RELATING TO THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION.

      The following summary is qualified in its entirety by reference to the Reorganization Agreement found in Exhibit A.

      The Reorganization Agreement provides that all of the assets and liabilities (except those, if any, for which specific reserves have been set aside) of the Balanced Asset Fund will be transferred to the Balanced Fund as of the Effective Time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, the Balanced Fund will simultaneously issue as of the Effective Time of the Reorganization a number of full and fractional shares of the Balanced Fund to the Balanced Asset Fund equal in value to the NAV of the shares of the Balanced Asset Fund immediately before the Effective Time of the Reorganization.

      Shareholders of the Balanced Asset Fund owning shares as of the Effective Time of the Reorganization will receive a number of shares of the Balanced Fund with the same aggregate value as the shareholder had in the Balanced Asset Fund immediately before the Reorganization. This will be accomplished by the establishment of accounts or the transfer of shares in the names of the shareholders of the Balanced Asset Fund on the share records of the Balanced Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Balanced Fund due to the shareholders of the Balanced Asset Fund. Shares of the Balanced Asset Fund will then be reclassified as shares of the Balanced Fund. The Balanced Fund will not issue share certificates to shareholders. Shares of the Balanced Fund to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by the Balanced Asset Fund's shareholders. In addition, the Balanced Asset Fund will be liquidated and, subsequently, the Strong Balanced Stock Fund, Inc. will be dissolved.

      The Reorganization Agreement contains customary representations, warranties, and conditions. The Reorganization Agreement provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the shareholders of the Balanced Asset Fund;
(ii) receipt by the Balanced Asset Fund and the Balanced Fund of a tax opinion to the effect that the Reorganization will be tax free for federal income tax purposes to the Balanced Asset Fund, the Balanced Fund, and the shareholders of each Fund; and (iii) an opinion from counsel that the shares of Strong Balanced Stock Fund, Inc., of which the Balanced Asset Fund is a series, issued, and outstanding at the Effective Time, and the shares of Strong Balanced Fund, Inc., representing the Balanced Fund, to be issued to shareholders of the Balanced Asset Fund, are duly authorized and validly issued, fully paid, and non-assessable, except to the extent provided by the Wisconsin Business Corporation Law ("WBCL"), and that no shareholder of the Balanced Fund has any option, warrant, or preemptive right to subscription or purchase with respect to the Balanced Fund. The Reorganization Agreement may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of a Corporation determines that the Reorganization is inadvisable.

COSTS OF REORGANIZATION.

      The reorganizational costs are estimated to be approximately $56,000. Each Fund will pay its own expenses incurred in connection with the Reorganization. Therefore, the Balanced Asset Fund will be responsible for its legal expenses and the costs of preparing, filing, printing, and mailing this Proxy Statement/Prospectus and soliciting shareholder votes (approximately 90% of the costs) and the Balanced Fund will be responsible for its legal expenses (approximately 10% of the costs).

FEDERAL INCOME TAXES.

      The combination of the Balanced Asset Fund and the Balanced Fund in the Reorganization is intended to qualify, for U.S. federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither the Balanced Asset Fund nor its shareholders will recognize a gain or a loss for federal income tax purposes as a result of the Reorganization; the tax basis of the Balanced Fund shares received will be the same as the basis of the Balanced Asset Fund shares exchanged; and the holding period of the Balanced Fund shares received will include the holding period of the Balanced Asset Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, each Corporation will receive an opinion from special tax counsel to the Balanced Asset and Balanced Funds to that effect. As a result of the Reorganization, the Balanced Fund will succeed to the tax attributes of the Balanced Asset Fund, subject to limitations that could limit the amount of the Balanced Asset Fund's capital loss carryovers from periods before the Reorganization that would be available to offset gains of the Balanced Fund after the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

      In addition, prior to the Closing Date, the Balanced Asset Fund may declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Balanced Asset Fund shareholders all of its investment company taxable income for all taxable years up to and including the Closing Date and all of its net capital gains realized in all taxable years up to and including the Closing Date. Although the Reorganization is intended to qualify as tax free for U.S. federal income tax purposes, any dividend paid by the Balanced Asset Fund may result in taxable income to the Balanced Asset Fund shareholders.

      THE SALE OF SECURITIES BY THE BALANCED ASSET FUND BEFORE THE REORGANIZATION COULD RESULT IN A TAXABLE CAPITAL GAINS DISTRIBUTION BEFORE THE REORGANIZATION. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES.

CAPITALIZATION.

      The following table sets forth as of November 31, 2002: (i) the unaudited capitalization of the Balanced Asset Fund; (ii) the unaudited capitalization of the Balanced Fund; and (iii) the unaudited pro forma combined capitalization of the Balanced Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase and redemption activity, as well as market activity.

                                                                                     SHARES
                                                            NET ASSET VALUE       OUTSTANDING
FUND                                      NET ASSETS           PER SHARE         (ALL CLASSES)
----                                      ----------           ---------         -------------
Strong Balanced Asset Fund               $____ million           $____             _________
Strong Balanced Fund                     $____ million           $____             _________
Pro Forma Adjustments*                  $(____) million            --              (_______)
PRO FORMA - Strong Balanced Fund        $_____ million           $____             _________

* ADJUSTMENTS REFLECT ONE TIME PROXY, ACCOUNTING, LEGAL, AND OTHER COSTS OF THE REORGANIZATION ESTIMATED TO BE $50,400 AND $5,600 TO BE BORNE BY THE BALANCED ASSET FUND AND THE BALANCED FUND, RESPECTIVELY.

                         REASONS FOR THE REORGANIZATION

      At a meeting held on November 8, 2002, the Board of Strong Balanced Stock Fund, Inc., of which the Balanced Asset Fund is the only series, reviewed the proposed Reorganization. The Board requested and received detailed information, including materials describing the Reorganization in terms of each Fund's net assets, current and pro forma expenses, performance, and comparative investment objectives, policies, and restrictions.

      After consideration, the Board, including the Independent Directors, of Strong Balanced Stock Fund, Inc., approved submission of the proposed Reorganization to shareholders, concluding that participation in the Reorganization is in the best interests of the Balanced Asset Fund and that the interests of existing shareholders of the Balanced Asset Fund will not be diluted as a result of the Reorganization. In particular, the Board reached the following conclusions:

      THE TERMS AND CONDITIONS OF THE REORGANIZATION. The Board approved the terms of the Reorganization Agreement, and in particular, the requirement that the transfer of assets in exchange for shares of the Balanced Fund will be at NAV. In this regard, the Board concluded that the terms of the Reorganization do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will be followed. The Board also noted that the Reorganization would be submitted to the Balanced Asset Fund shareholders for approval.

      EXPENSE RATIOS. The Board reviewed information regarding comparative expense ratios (expense ratios are set forth in the "Fees and Expenses" section above). The Board noted that the gross expense ratio of the Balanced Asset Fund is significantly higher than that of the Balanced Fund and that it is unlikely the Balanced Asset Fund will achieve the economies of scale to materially lower its gross expense ratio in the near future. The Board also noted, if the Reorganization is approved, SCM and SIS have agreed to reimburse the Balanced Fund, just after the effective time of the Reorganization, with a dollar amount equal to the estimated amount of fees and expenses that SCM and SIS would have waived and/or absorbed from the date of the Reorganization through January 31, 2004 if the Balanced Asset Fund shares exchanged in the Reorganization had continued to benefit from a 0.99% contractual expense cap, assuming the asset level of the Balanced Asset Fund and the expense ratio of the Balanced Fund at the time of Reorganization remained constant.

      THE COMPARATIVE PERFORMANCE RECORDS. The Board reviewed comparative performance information, taking into account performance over both the short term and for the life of the Funds. (For information about the performance record of the Balanced Fund, see Exhibit B - Management's Discussion of Fund Performance.)

      COMPATIBILITY OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS. The Board concluded that the investment objectives, policies, and restrictions of the Funds are substantially similar.

      ASSUMPTION OF LIABILITIES. The Board took note of the fact that, under the Reorganization Agreement, the Balanced Fund expects to acquire all of the liabilities of the Balanced Asset Fund, other than those (if any) for which specific reserves have been set aside.

      TAX CONSEQUENCES. The Board concluded that the Reorganization is expected to be free from federal income taxes.

      SHAREHOLDER LIABILITIES AND RIGHTS. The Board concluded that there would be no substantial change in potential shareholder liability or in shareholder rights.

      SERVICE FEATURES. The Board noted that there would be no change in the services available to the Balanced Asset Fund's shareholders as a result of the Reorganization.

      The Board also considered other alternatives to the Reorganization and concluded that, taking into account these other alternatives, the Reorganization was the course of action that is in the best interests of the Balanced Asset Fund's shareholders. In summary, the Board concluded that the shareholders of the Balanced Asset Fund would benefit from the larger asset base and anticipated increase in the economies of scale that are expected to result from the Reorganization. BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE BALANCED ASSET FUND VOTE FOR THE REORGANIZATION.

                               SHAREHOLDER RIGHTS

GENERAL

      Strong Balanced Stock Fund, Inc., of which the Balanced Asset Fund is the only series, was organized as a Wisconsin corporation on December 28, 1990. Strong Balanced Fund, Inc., of which the Balanced Fund is a series, was organized as a Wisconsin corporation on September 3, 1981. Each Corporation is governed by its Articles of Incorporation and Bylaws, as each may be supplemented or amended from time to time. Each Corporation is also governed by applicable Wisconsin law, and in particular the WBCL.

SHARES

      Each Corporation is authorized to issue an unlimited number of shares of common stock, with a par value of $0.00001 for the Strong Balanced Stock Fund, Inc. and $0.01 for the Strong Balanced Fund, Inc., from an unlimited number of classes and series of shares. The shares of the Funds have no preemptive, conversion, or subscription rights.

VOTING RIGHTS

      On any matter submitted to a vote of shareholders, all shares entitled to vote are voted by individual series or class, except that: (i) when so required by the 1940 Act, shares are voted in the aggregate and not by individual series or class; and (ii) when the matter only affects the interest of one or more series or class, only shareholders of such series or class are entitled to vote.

SHAREHOLDER MEETINGS

      An annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held, if necessary, in April of each year or at such other time and date as the Board of the applicable Corporation selects. However, neither Corporation is required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940
Act: (i) election of directors; (ii) approval of the Corporation's investment advisory contract; (iii) ratification of the selection of the Corporation's independent public accountants; or (iv) approval of the Corporation's distribution agreement. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Board, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

ELECTION AND TERM OF DIRECTORS

      If necessary, Directors are elected at the annual meeting of shareholders or a special meeting held for that purpose. If no annual meeting of the shareholders of the Corporations is required to be held in a particular year pursuant to the Bylaws, Directors will be elected at the next annual meeting held. Each Director shall hold office until his or her successor has been duly elected and, if necessary, qualified, or until his or her death, removal, or resignation. Any Director may be removed by shareholders, with or without cause, only at a meeting called for the purpose of removing the Director, if the votes cast in favor of the action exceed the votes cast in opposition of the action.

SHAREHOLDER LIABILITY

      Under the WBCL, shareholders of a Wisconsin corporation are personally liable up to an amount equal to the par value of shares owned by them (and to the consideration for which shares without par value were issued) for debts owing to employees of the corporation for services performed for such corporation, but not exceeding six months' service in any one case. The liability imposed by the predecessor to this statute was interpreted in a trial court decision to extend to the original issue price for shares, rather than the stated par value. However, the Corporations do not have any paid employees.

DIRECTOR LIABILITY

      To the fullest extent permitted by the WBCL and the 1940 Act, no Director of either Corporation shall be liable to the Corporation or to its shareholders for money damages provided such Director is performing his or her duties in accordance with the standards of Wisconsin law. In addition, each Corporation shall indemnify each Director or officer of the Corporation to the fullest extent permitted by the WBCL and the 1940 Act and may supplement the indemnification of Directors and officers through the purchase of insurance, by contract, or by the advancement of related expenses. Each Corporation, on behalf of the Funds, and each Independent Director have entered into an indemnification agreement, which generally provides that each Fund shall, with certain exceptions, indemnify each Independent Director against all liability and expenses reasonably incurred or paid by the Independent Director in connection with any proceeding in which the Independent Director is involved by virtue of being a Director of the Fund.

      The foregoing is only a summary of certain rights of shareholders of the Corporations under their Articles of Incorporation, Bylaws, and state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

                    MORE INFORMATION ABOUT THE BALANCED FUND
                           AND THE BALANCED ASSET FUND

      Excerpts from the Balanced Fund's most recent annual and semiannual reports and prospectus, including information about the historical performance of the Balanced Fund, are contained in Exhibits B and C. Information concerning the operation and management of the Balanced Fund is also included in the current prospectus relating to the Balanced Fund dated May 1, 2002, as it may be amended and/or supplemented. Additional information about the Balanced Fund is included in the statement of additional information for the Balanced Fund dated August 30, 2002, which is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863. The current prospectus and statement of additional information, as they may have been amended and/or supplemented, have been filed with the SEC.

      Excerpts from the Balanced Asset Fund's most recent annual and semiannual reports, which are incorporated by reference into this Proxy Statement/Prospectus, are contained in Exhibit B. Information about the Balanced Asset Fund is also included in its current prospectus dated May 1, 2002, as it may be amended and/or supplemented. Additional information is included in the statement of additional information of the Balanced Asset Fund dated August 30, 2002, which is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863. The current prospectus and statement of additional information, as they may have been amended and/or supplemented, have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

      The Balanced Asset Fund and Balanced Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with those Acts, file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such materials can also be obtained by mail from the Public Reference Section, SEC, Washington,

D.C. 20549 at prescribed rates. The SEC maintains a web site at http://www.sec.gov that contains reports and other information about the Funds.

FINANCIAL HIGHLIGHTS

      The fiscal year end of both the Balanced Asset Fund and the Balanced Fund is December 31. The financial highlights of the Balanced Fund, which are contained in Exhibit C, have been audited by PricewaterhouseCoopers LLP, its independent accountants, except for the fiscal period ended June 30, 2002. The financial highlights of the Balanced Asset Fund are contained in the Balanced Asset Fund's prospectus dated May 1, 2002, and have been audited by PricewaterhouseCoopers LLP, its independent accountants. That prospectus, including the financial highlights, is incorporated by reference into this Proxy Statement/Prospectus.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

                                 VOTING MATTERS

GENERAL INFORMATION

      This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Strong Balanced Stock Fund, Inc., of which the Balanced Asset Fund is the only series, in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The solicitation may also include telephone, facsimile, Internet, telegraph, or oral communications by certain employees of SCM or an affiliate, who will not be paid for these services, and/or D.F. King & Co., Inc., a professional proxy solicitor retained by the Balanced Asset Fund for an estimated fee of $6,000, including out-of-pocket expenses. Except for the services provided by SCM or an affiliate, the Balanced Asset Fund will pay the costs of the Meeting and the costs of the solicitation of proxies (i.e., votes) and the fees of D.F. King & Co., Inc. The Balanced Asset Fund may also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Balanced Asset Fund.

VOTING RIGHTS AND REQUIRED VOTE

      Shareholders of the Balanced Asset Fund on the record date are entitled to one vote for each full share held and a fractional vote for each fractional share held. A majority of the shares of the Balanced Asset Fund entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. Approval of the Reorganization requires the affirmative vote of a majority of the shares entitled to vote on the Reorganization. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

      Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

      If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the meeting. Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

RECORD DATE AND OUTSTANDING SHARES

      Only shareholders of record of the Balanced Asset Fund at the close of the NYSE on December 20, 2002 ("Record Date") are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. At the close of the NYSE on the Record Date, there were ___________ shares of the Balanced Asset Fund outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      Unless otherwise noted below, as of the Record Date, the officers and Directors of the Balanced Asset Fund and the Balanced Fund as a group beneficially owned less than 1% of any class of the outstanding shares of the Balanced Asset Fund and the Balanced Fund, respectively.

--------------------------------------------------------------------------------
FUND                          CLASS/SHARES                PERCENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      As of the Record Date, to the best of the knowledge of the Balanced Asset Fund and the Balanced Fund, the following persons owned of record or beneficially 5% or more of any class of the outstanding shares of the Balanced Asset Fund and the Balanced Fund, respectively:

                                                     NUMBER OF     PERCENTAGE
NAME AND ADDRESS OF OWNER       FUND/CLASS           SHARES(1)      OWNERSHIP
--------------------------------------------------------------------------------


(1)   FULL SHARES OF THE FUND OWNED BENEFICIALLY AS OF DECEMBER 20, 2002.

      Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

      EXPENSES

      In order to obtain the necessary quorum at the Meeting, a supplementary solicitation may be made by e-mail, mail, telephone, telegraph, Internet, or facsimile by D.F. King & Co., representatives of Strong Balanced Stock Fund, Inc. or SCM and/or their affiliates at an estimated cost of approximately $3,000. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Balanced Asset Fund, except the cost of SCM's or an affiliate's employees, which will be borne by SFC or its affiliate. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

      Shareholder inquiries about the Balanced Asset Fund and the Balanced Fund may be addressed to the Strong Funds in writing at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

      WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, WE ENCOURAGE YOU TO VOTE BY PROXY. YOU CAN VOTE BY PROXY BY COMPLETING, DATING, SIGNING, AND RETURNING THE ACCOMPANYING PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE, BY CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR BY VISITING OUR WEB SITE IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.

                                             By Order of the Board of Directors,


                                             Richard W. Smirl
                                             Vice President and Secretary
                                             Strong Balanced Stock Fund, Inc.

Menomonee Falls, Wisconsin
January 9, 2003

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION is dated as of _______, 2002 ("Agreement"), by and between Strong Balanced Stock Fund, Inc. and Strong Balanced Fund, Inc. (together referred to as the "Corporations"), each a Wisconsin corporation, to provide for the reorganization of Strong Balanced Asset Fund ("Selling Fund"), the only series of Strong Balanced Stock Fund, Inc., into Strong Balanced Fund ("Acquiring Fund"), a series of Strong Balanced Fund, Inc. The Selling Fund and the Acquiring Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund."

                             PRELIMINARY STATEMENTS

      A. The Selling Fund and the Acquiring Fund are series of Strong Balanced Stock Fund, Inc. and Strong Balanced Fund, Inc., respectively, which are open-end management investment companies registered under the Investment Company Act of 1940 ("1940 Act").

      B. The Board of Directors ("Board") of each Corporation has determined that the Reorganization (as defined below) is in the best interests of its respective Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of the Reorganization.

      C. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"). In consideration of the mutual promises contained in this Agreement, the parties hereto agree to effect the transfer of all of the assets of the Selling Fund solely in exchange for (a) the assumption by the Acquiring Fund of liabilities of the Selling Fund (except those, if any, for which specific reserves have been set aside) and (b) shares of the Acquiring Fund followed by the distribution, as of the Effective Time (as defined in Section 9 of this Agreement), of such shares of the Acquiring Fund to the shareholders of the Selling Fund on the terms and conditions in this Agreement in liquidation of the Selling Fund (the "Reorganization"). The shares of the Acquiring Fund that are given in exchange for the assets of the Selling Fund are referred to as the "Acquiring Fund Shares," and the shares of the Selling Fund that are held by the holders of such shares at the Effective Time are referred to as the "Selling Fund Shares."

                                   AGREEMENTS

      The parties to this Agreement covenant and agree as follows:

      1. PLAN OF REORGANIZATION. As of the Effective Time (as defined in Section 9, below), the Selling Fund will assign, deliver, and otherwise transfer all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances, and adverse claims except as provided in this Agreement, and assign the liabilities (except those, if any, for which specific reserves have been set aside) as set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Fund. The Acquiring Fund shall acquire all these assets, and shall assume these liabilities of the Selling Fund, in exchange for delivery to the Selling Fund by the Acquiring Fund of a number of its Acquiring Fund Shares (both full and fractional) equivalent in value to the Selling Fund Shares of the Selling Fund outstanding immediately prior to the Effective Time. The assets and liabilities (except those, if any, for which specific reserves have been set aside) of the Selling Fund, as set forth in the Statement of Assets and Liabilities, shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations, and duties of the Selling Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. If the Selling Fund is unable to make delivery of any of its portfolio securities pursuant to this Section to the Acquiring Fund for the reason that any of such securities purchased by the Selling Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then in lieu of such delivery, the Selling Fund shall deliver to the Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund, including brokers' confirmation slips.

      2. TRANSFER OF ASSETS. The assets of the Selling Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill, and intangible property, and deferred or prepaid expenses as set forth in the Selling Fund's Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Selling Fund and other property owned by the Selling Fund at the Effective Time.

      3. LIQUIDATION AND DISSOLUTION OF THE SELLING FUND AND OF STRONG BALANCED STOCK FUND, INC. As of the Effective Time, the Selling Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Selling Fund will be issued to the shareholders of record of the Selling Fund as of the Effective Time in exchange for Selling Fund Shares and in complete liquidation of the Selling Fund. Each shareholder of the Selling Fund will receive a number of Acquiring Fund Shares equal in value to the Selling Fund Shares held by that shareholder. This liquidation and issuance will be accomplished by either the establishment of an open account on the share records of the Acquiring Fund in the name of the shareholder of record of the Selling Fund, or the transfer of share records of the Selling Fund in the name of the shareholder of record of the Selling Fund to the Acquiring Fund, and representing the respective number of Acquiring Fund Shares due that shareholder. Each Selling Fund shareholder shall also have the right to receive any dividends or other distributions that were declared prior to the Effective Time, but unpaid at that time, with respect to the Selling Fund Shares that are held by such Selling Fund shareholders at the Effective Time. All issued and outstanding shares of the Selling Fund shall then be cancelled on the books of the Selling Fund. The Acquiring Fund shall not be required to issue certificates representing Acquiring Fund shares in connection with the Reorganization. Subsequent to the liquidation of the Selling Fund, as set forth above, Strong Balanced Stock Fund, Inc. will dissolve in its entirety. A Plan of Dissolution of Strong Balanced Stock Fund, Inc. and Articles of Dissolution of Strong Balanced Stock Fund, Inc., in a form not materially different from that attached as Annex 1 and Annex 2, respectively, to this Agreement ("Plan of Dissolution"), shall be filed to eliminate the Selling Fund as a class of shares of Strong Balanced Stock Fund, Inc. and dissolve Strong Balanced Stock Fund, Inc.

      4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

      (a) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid, and non-assessable, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Acquiring Fund's Shares.

      (b) LIABILITIES. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund's statement of assets and liabilities, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets, or results of operations of the Acquiring Fund.

      (c) LITIGATION. Except as previously disclosed to the Selling Fund, there are no claims, actions, suits, or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened that would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

      (d) TAXES. As of the Effective Time, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of these returns.

      (e) FEES AND EXPENSES. As of the Effective Time, there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Agreement.

      5. REPRESENTATIONS AND WARRANTIES OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

      (a) MARKETABLE TITLE TO ASSETS. The Selling Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer, and deliver the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances, and adverse claims.

      (b) LIABILITIES. There are no liabilities of the Selling Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Selling Fund's statement of assets and liabilities, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operations of the Selling Fund.

      (c) LITIGATION. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits, or proceedings pending or, to the knowledge of the Selling Fund, threatened that would materially adversely affect the Selling Fund or its assets or business or that would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

      (d) TAXES. As of the Effective Time, all federal and other tax returns and reports of the Selling Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Selling Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

      (e) FEES AND EXPENSES. As of the Effective Time, there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Agreement.

      6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND. The obligations of the Acquiring Fund under this Agreement shall be subject to the following conditions:

      (a) All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

      (b) Strong Balanced Fund, Inc. shall have received an opinion of counsel to both Funds, regarding the transaction, in form reasonably satisfactory to Strong Balanced Fund, Inc., and dated as of the Effective Time, to the effect that:

            (1) Strong Balanced Stock Fund, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wisconsin;

            (2) the shares of the Selling Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid, and non-assessable by Strong Balanced Stock Fund, Inc., except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes (including judicial interpretations thereof and any successor to said section 180.0622(2)(b));

            (3) this Agreement has been duly authorized, executed, and delivered by Strong Balanced Stock Fund, Inc. and represents a valid and binding contract of Strong Balanced Stock Fund, Inc., enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Selling Fund and its assets;

            (4) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Articles of Incorporation or Bylaws of Strong Balanced Stock Fund, Inc. or any material agreement known to such counsel to which Strong Balanced Stock Fund, Inc. is a party or by which it is bound;

            (5) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the "1933 Act"), state securities laws, the 1940 Act, as amended, and, the rules and regulations under those statutes; and

            (6) Strong Balanced Stock Fund, Inc. is registered as an investment company under the 1940 Act and such registration with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act is in full force and effect.

      Such opinion: (i) shall state that while such counsel has not verified, and is not passing upon and does not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, it has generally reviewed and discussed certain information included therein with respect to the Selling Fund and Strong Balanced Stock Fund, Inc. with certain officers of Strong Balanced Stock Fund, Inc. and that in the course of such review and discussion no facts came to the attention of such counsel that caused it to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to Strong Balanced Stock Fund, Inc. and the Selling Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
(ii) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to Strong Balanced Stock Fund, Inc. or the Selling Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (iii) shall state that such opinion is solely for the benefit of Strong Balanced Fund, Inc. and its Board and officers.

      In giving such opinion, counsel may rely upon officers' certificates and certificates of public officials.

      7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND. The obligations of the Selling Fund under this Agreement shall be subject to the following conditions:

      (a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

      (b) Strong Balanced Stock Fund, Inc. shall have received an opinion of counsel to both Funds, regarding the transaction, in form reasonably satisfactory to Strong Balanced Stock Fund, Inc., and dated as of the Effective Time, to the effect that:

            (1) Strong Balanced Fund, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wisconsin;

            (2) the shares of the Acquiring Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid, and non-assessable by Strong Balanced Fund, Inc., except to the extent provided in
Section 180.0622(2)(b) of the Wisconsin Statutes (including judicial interpretations thereof and any successor to said section 180.0622(2)(b)), and the Acquiring Fund Shares to be delivered to the Selling Fund, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement, will be validly issued, fully paid, and non-assessable by Strong Balanced Fund, Inc., except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes (including judicial interpretations thereof and any successor to said section 180.0622(2)(b)), and no shareholder of the Acquiring Fund has any option, warrant, or preemptive right to subscription or purchase in respect thereof based on a review of Strong Balanced Fund, Inc.'s Amended and Restated Articles of Incorporation and Bylaws and otherwise to such counsel's knowledge;

            (3) the Board of Strong Balanced Fund, Inc. has duly authorized the Acquiring Fund as a class of common stock of Strong Balanced Fund, Inc. pursuant to the terms of the Amended and Restated Articles of Incorporation of Strong Balanced Fund, Inc.;

            (4) this Agreement has been duly authorized, executed, and delivered by Strong Balanced Fund, Inc. and represents a valid and binding contract of Strong Balanced Fund, Inc., enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability related to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Acquiring Fund and its assets;

            (5) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Articles of Incorporation or Bylaws of Strong Balanced Fund, Inc. or any material agreement known to such counsel to which Strong Balanced Fund, Inc. is a party or by which it is bound;

            (6) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, state securities laws, the 1940 Act, as amended, and, the rules and regulations under those statutes; and

            (7) Strong Balanced Fund, Inc. is registered as an investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect.

      Such opinion: (i) shall state that while such counsel has not verified, and is not passing upon and does not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, it has generally reviewed and discussed certain information included therein with respect to the Acquiring Fund and Strong Balanced Fund, Inc. with certain officers of Strong Balanced Fund, Inc. and that in the course of such review and discussion no facts came to the attention of such counsel which caused it to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to Strong Balanced Fund, Inc. and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or information relating to Strong Balanced Fund, Inc. or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (iii) shall state that such opinion is solely for the benefit of Strong Balanced Stock Fund, Inc. and its Board and officers.

      In giving such opinion, counsel may rely upon officers' certificates and certificates of public officials.

      8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND AND THE ACQUIRING FUND. The obligations of the Selling Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions as of the Effective Time:

      (a) Any authority from the SEC as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

      (b) The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the 1933 Act, and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      (c) The Acquiring Fund has filed all documents and paid all fees required to permit its shares to be offered to the public in all states of the United States, the Commonwealth of Puerto Rico, and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

      (d) The Selling Fund and Acquiring Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Selling Fund and the Acquiring Fund substantially to the effect that the Reorganization, as a tax-free reorganization within the meaning of Section 368(a) of the Code, will have the following U.S. federal income tax consequences for Selling Fund shareholders, the Selling Fund, and the Acquiring Fund:

            (1) No gain or loss will be recognized by the Selling Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities (except those, if any, for which specific reserves have been set aside);

            (2) No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities (except those, if any, for which specific reserves have been set aside);

            (3) The basis of the Selling Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Fund's hands immediately before the Reorganization;

            (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Fund will include the holding period of those assets in the Selling Fund's hands immediately before the Reorganization;

            (5) No gain or loss will be recognized by the Selling Fund on the distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for Selling Fund Shares;

            (6) No gain or loss will be recognized by the Selling Fund's shareholders as a result of the Selling Fund's distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for the Selling Fund's shareholders' Selling Fund Shares;

            (7) The basis of the Acquiring Fund Shares received by the Selling Fund's shareholders will be the same as the basis of that Selling Fund's shareholders' Selling Fund Shares surrendered in exchange therefor; and

            (8) The holding period of the Acquiring Fund Shares received by the Selling Fund's shareholders will include the Selling Fund's shareholders' holding period for the Selling Fund's shareholders' Selling Fund Shares surrendered in exchange for the Acquiring Fund Shares, provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization.

      (e) This Agreement, the Reorganization, and the Plan of Dissolution contemplated by this Agreement shall have been approved by the shareholders of the Selling Fund in the manner required under the Wisconsin Statutes.

      (f) The Board of Strong Balanced Fund, Inc., at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares as of the Effective Time in exchange for the assets of the Selling Fund pursuant to the terms and provisions of this Agreement.

      (g) Neither the Selling Fund nor the Acquiring Fund (nor the Corporations) will take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of
Section 368(a) of the Code or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the parties will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to deliver the tax opinion contemplated in this Agreement.

      9. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Selling Fund's assets for corresponding Acquiring Fund Shares shall be effective as of the close of market on March 28, 2003, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

      10. TERMINATION. This Agreement and the transactions contemplated by this Agreement may be terminated and abandoned with respect to the Acquiring Fund and/or the Selling Fund, without penalty, by resolution of the Board of Strong Balanced Fund, Inc. or Strong Balanced Stock Fund, Inc., respectively, or at the discretion of any duly authorized officer of such Corporations, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, or the Corporations, or their respective Board or officers.

      11. AMENDMENT AND WAIVER. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, that no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Selling Fund's shareholders under this Agreement to the detriment of the Selling Fund's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (this waiver must be in writing and authorized by any officer of the waiving party with or without the approval of the party's shareholders).

      12. INDEMNIFICATION.

      (a) The Acquiring Fund shall indemnify, defend, and hold harmless the Selling Fund, its directors, officers, employees, and agents against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits, or proceedings, arising from any of its representations, warranties, covenants, or agreements set forth in this Agreement.

      (b) The Selling Fund, with respect to any claim asserted prior to the Effective Time, shall indemnify, defend, and hold harmless the Acquiring Fund, its directors, officers, employees, and agents against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits, or proceedings, arising from any of its representations, warranties, covenants, or agreements set forth in this Agreement.

      13. FEES AND EXPENSES. Each Fund shall be solely liable for its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

      14. HEADINGS, COUNTERPARTS, ASSIGNMENT.

      (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

      (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      (c) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer of any rights or obligations shall be made by any party without the written consent of the other party. Nothing in this Agreement expressed or implied is intended nor shall be construed to confer upon or give any person, firm, or corporation (other than the parties and their respective successors and assigns) any rights or remedies under or by reason of this Agreement.

      15. ENTIRE AGREEMENT. The Acquiring Fund and Selling Fund agree that neither party has made any representation, warranty, or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to this Agreement or in connection with this Agreement shall survive the consummation of the transactions contemplated under this Agreement.

      16. FURTHER ASSURANCES. The Acquiring Fund and Selling Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated by this Agreement.

      17. BINDING NATURE OF AGREEMENT. As provided in the Corporations' Bylaws, as amended and supplemented to date, this Agreement was executed by the undersigned officers of the respective Corporations, on behalf of the Selling Fund and the Acquiring Fund, as officers and not individually. The obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the respective Corporations. Moreover, no class or series of either Corporation shall be liable for the obligations of any other classes or series of the Corporation, respectively.

      18. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin.

STRONG BALANCED STOCK FUND, INC.
on behalf of STRONG BALANCED ASSET FUND


Name:  Richard W. Smirl
Title: Vice President and Secretary


STRONG BALANCED FUND, INC.
on behalf of STRONG BALANCED FUND


Name:  Richard W. Smirl
Title: Vice President and Secretary

                 ANNEX 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                        TO BE EFFECTIVE __________, 2003

                           FORM OF PLAN OF DISSOLUTION

                                       OF

                        STRONG BALANCED STOCK FUND, INC.

This Plan of Dissolution (the "Plan") of Strong Balanced Stock Fund, Inc. (the "Corporation"), a Corporation organized and existing under the laws of the State of Wisconsin and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the dissolution of the Corporation in conformity with the laws of the State of Wisconsin (and the 1940 Act to the extent applicable). The Corporation currently consists of a single class, the Strong Balanced Asset Fund (the "Fund") and a single series, the Investor series (the "Series"). The outstanding voting shares of the Investor series of the Fund constitute all of the outstanding voting shares of the Corporation.

WHEREAS, on November 8, 2002, the Corporation's Board of Directors (the "Board") unanimously determined that it was in the best interests of the Corporation and its shareholders to liquidate the Fund and dissolve the Corporation, subject to approval by the shareholders of the Fund; and

WHEREAS, the Board has considered and approved this Plan as the method dissolving the Corporation and has directed that this Plan be submitted to the shareholders of the Corporation for approval;

NOW, THEREFORE, the dissolution of the Corporation shall be carried out in the manner hereinafter set forth:

1. Wisconsin Statutes. In accordance with Section 180.1402 of the Wisconsin Statutes, this Plan will not be considered to be effective unless adopted by the requisite affirmative vote of the issued and outstanding stock of the Corporation and by the Board.

2. Cessation of Business. After the Effective Date ("Effective Date") of the Reorganization as set forth in the Agreement and Plan of Reorganization between the Corporation and Strong Balanced Fund, Inc. ("Agreement and Plan of Reorganization") the Corporation shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs.

3. Fixing of Interests and Closing of Books. The proportionate interests of the shareholders of each class in the assets of the Corporation shall be fixed on the basis of their respective holdings at the close of business as of the Effective Date. As of the Effective Date, the books of the Corporation shall be closed.

4. Assets and Liabilities. The assets and liabilities of the Corporation, as held by the Fund, shall be exchanged and liquidated as set forth in the Agreement and Plan of Reorganization.

5. Expenses of the Liquidation and Dissolution of the Corporation. The Fund shall pay the expenses of the liquidation and dissolution.

6. Deregistration as an Investment Company. After the Effective Date, the Corporation shall file with the Securities and Exchange Commission an application for an order declaring that the Corporation has ceased to be an investment company and such other filings as may be required by the SEC.

7. Dissolution. As promptly as practicable after the Effective Date, the Corporation shall be dissolved in accordance with the laws of the State of Wisconsin.

8. Power of Directors. In addition to the power of the directors of the Corporation under Wisconsin law, the Board (and subject to the discretion of the Board, the officers of the Corporation) shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Wisconsin law, the 1940 Act, the Securities Act of 1933, and any other applicable law. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms, if any, governing liquidating distributions) as may be necessary or appropriate to effect the dissolution of the Corporation in accordance with the purposes to be accomplished by the Plan.

                 ANNEX 2 TO AGREEMENT AND PLAN OF REORGANIZATION

                        TO BE EFFECTIVE __________, 2003

                         FORM OF ARTICLES OF DISSOLUTION

                                       OF

                        STRONG BALANCED STOCK FUND, INC.

      These Articles of Dissolution are executed by the undersigned for the purpose of dissolving a Wisconsin Corporation under Chapter 180 of the Wisconsin Statutes in connection with a reorganization effected pursuant to the Agreement and Plan of Reorganization between the Corporation and Strong Balanced Fund, Inc. attached hereto:

                                    ARTICLE I

      The name of the Corporation is the Strong Balanced Stock Fund, Inc.

                                   ARTICLE II

      Authority to dissolve the Corporation was granted by the Board of Directors of the Corporation on November 8, 2002 and the shareholders of the Corporation on _________, 2003, in accordance with Section 180.1402 of the Wisconsin Statutes.

      Executed in Duplicate on this ____ day of _______, 2003.

                              STRONG BALANCED STOCK FUND, INC.


                              By:  __________________________________
                                   Richard W. Smirl
                                   Vice President and Secretary

This instrument was drafted by:

Kerry A. Jung
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051

                                    EXHIBIT B

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following discussion is based on the Annual and Semiannual Reports of the Strong Balanced Asset Fund and the Strong Balanced Fund for the fiscal periods ended December 31, 2001 and June 30, 2002.

STRONG BALANCED ASSET FUND

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-97 to 6-30-02

          The Strong                        Lipper
        Balanced Asset    S&P 500(r)    Balanced Funds
             Fund           Index*          Index*
Dec 97     $10,000         $10,000         $10,000
Mar 98     $10,431         $11,394         $10,791
Jun 98     $10,431         $11,770         $10,955
Sep 98     $ 9,233         $10,601         $10,321
Dec 98     $10,321         $12,858         $11,509
Mar 99     $11,013         $13,498         $11,693
Jun 99     $11,829         $14,449         $12,219
Sep 99     $10,624         $13,548         $11,713
Dec 99     $10,845         $15,563         $12,542
Mar 00     $11,156         $15,919         $12,915
Jun 00     $10,824         $15,497         $12,760
Sep 00     $11,535         $15,347         $13,013
Dec 00     $11,832         $14,147         $12,841
Mar 01     $11,715         $12,471         $12,198
Jun 01     $12,019         $13,200         $12,626
Sep 01     $11,228         $11,264         $11,669
Dec 01     $11,921         $12,467         $12,426
Mar 02     $12,022         $12,501         $12,500
Jun 02     $11,079         $10,828         $11,675

+ THIS GRAPH, PROVIDED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A $10,000 INVESTMENT IN THE FUND, MADE AT ITS INCEPTION, WITH A SIMILAR INVESTMENT IN THE S&P 500 INDEX ("S&P 500") AND THE LIPPER BALANCED FUNDS INDEX. RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. THE GRAPH AND THE AVERAGE ANNUAL TOTAL RETURNS TABLE DO NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURNS AND PRINCIPAL VALUE VARY, AND YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES.
* THE S&P 500 INDEX ("S&P 500") IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE LIPPER BALANCED FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. SOURCE OF THE S&P Index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS
                                          As of 12-31-01    As of 6-30-02

1-year                                    0.75%             -7.82%
3-year                                    4.92%             -2.16
Since Fund Inception (12-31-97)           4.49%              2.31%

THE FUND'S RETURN SINCE INCEPTION WAS SIGNIFICANTLY ENHANCED THROUGH INVESTMENTS IN INITIAL PUBLIC OFFERINGS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. PLEASE CONSIDER THIS BEFORE INVESTING.
EQUITY FUNDS ARE VOLATILE INVESTMENTS AND SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS.

Q: HOW DID YOUR FUND PERFORM?

A: The Fund posted a modest positive gain for the year, despite overall weakness in the markets. In addition, the Fund outperformed on a relative basis handily beating its peer benchmark, the Lipper Balanced Funds Index, which posted a negative return for the year. Value stocks continued to outperform growth stocks, much to the Fund's benefit.

Despite volatile market conditions, the Fund managed to cushion the extremes due to its balance of stocks and bonds. As the Federal Reserve's 11 interest-rate cuts began to take hold, the Fund capitalized on the opportunity by investing a higher percentage of assets into equity securities during the fourth quarter.

Q: WHAT MARKET CONDITIONS, EVENTS, AND OTHER FACTORS IMPACTED YOUR FUND'S PERFORMANCE?

A: The S&P 500 continued its downward trend in 2001, posting back-to-back down years for the first time since 1973 and 1974. The markets began the year on a positive note after the Federal Reserve surprised the market with an inter-meeting interest rate cut. This initial cut was followed by ten more that demonstrated the Fed's willingness to combat difficult economic conditions. Despite the Fed's easing, the market had difficulty sustaining rallies as high stock valuations coupled with lowered earnings prospects made stocks less attractive. In contrast, bonds performed relatively well as investors sought safe haven from economic uncertainty in Treasury securities.

Clearly the most significant event of 2001 was the tragic terrorist attacks on America on September 11. Although the nation was already in a recession, the attacks worsened the economic downturn and added to market uncertainty. The markets plunged when they reopened, and reached their lows at the end of September. But just as quickly as the markets declined, they also bounced back as investors anticipated that the economy would pull out of the recession in 2002. In the end, the markets' year-end levels were higher than those immediately before the attack.

Q: WHAT INVESTMENT STRATEGIES AND TECHNIQUES IMPACTED YOUR FUND'S PERFORMANCE?

A: The Fund's positive performance was due both to sector weightings and stock selection. For the year, we overweighted consumer cyclical stocks, which proved to be the best-performing sector of the S&P 500. In contrast, the Fund underweighted technology stocks for most of the year, and it was one of the worst-performing sectors.

These sector allocations were the result of individual stock selection, driven by our valuation discipline. Our valuation criteria dictated that we avoid many high-priced technology stocks, and pointed us instead to attractively valued consumer stocks, particularly during the first half of the year. As the year progressed, many beaten-down technology stocks became attractive, and in time we shifted from underweighting technology to overweighting it. We also shifted out of consumer cyclical stocks late in the year - once their strong performance had made them too expensive. The Fund has also increased its exposure to financial stocks, in particular the brokerage stocks that we believe will greatly benefit from a market rally. The stocks that contributed most to the Fund's return were Lafarge, Office Depot, Canadian National Railway, and Family Dollar Stores.

The Fund shifted its weighting toward equity securities in the fourth quarter to take advantage of the stock-market rally. The bond portion of the portfolio had, however, proved its importance by helping to offset market volatility earlier in the year, while generating positive interest income.

Q: WHAT IS YOUR FUTURE OUTLOOK?

A: We are cautiously optimistic as we enter 2002. On the one hand, many factors suggest a difficult year for stocks. In particular, stock valuations continue to be high in comparison with historical norms. The consumer savings rate is at a record low, while consumer debt is high; these two factors together could hamper consumer demand. At the same time, low interest rates, benign inflation, and low energy prices suggest stocks should enjoy a positive year. Given these competing factors, we believe the markets will remain volatile for much of the year - and such an environment favors our emphasis on careful stock selection.

We appreciate your investment in the Strong Balanced Asset Fund.

ROBERT J. COSTOMIRIS
Portfolio Co-Manager

BRADLEY DOYLE
Portfolio Co-Manager

STRONG BALANCED FUND

                    Growth of an Assumed $10,000 Investment+
                            From 12-30-81 to 6-30-02

                                                          Lipper
                       The Strong      S&P 500(r)    Flexible Portfolio
                      Balanced Fund      Index*        Funds Average*

         Dec 81         $ 10,000        $ 10,000         $ 10,000
         Dec 82         $ 13,320        $ 12,155         $ 13,354
         Dec 83         $ 19,344        $ 14,896         $ 16,196
         Dec 84         $ 21,234        $ 15,831         $ 16,340
         Dec 85         $ 25,346        $ 20,854         $ 20,398
         Dec 86         $ 29,819        $ 24,747         $ 23,516
         Dec 87         $ 29,734        $ 26,046         $ 24,627
         Dec 88         $ 32,467        $ 30,360         $ 27,242
         Dec 89         $ 36,104        $ 39,963         $ 32,033
         Dec 90         $ 37,107        $ 38,721         $ 31,859
         Dec 91         $ 44,393        $ 50,492         $ 40,106
         Dec 92         $ 45,824        $ 54,333         $ 43,547
         Dec 93         $ 52,469        $ 59,798         $ 48,499
         Dec 94         $ 51,679        $ 60,584         $ 47,483
         Dec 95         $ 63,028        $ 83,324         $ 59,401
         Dec 96         $ 69,617        $102,443         $ 67,576
         Dec 97         $ 81,219        $136,608         $ 80,239
         Dec 98         $ 98,558        $175,645         $ 92,014
         Dec 99         $113,836        $212,601         $104,074
         Dec 00         $106,599        $193,263         $104,835
         Dec 01         $ 94,843        $170,311         $ 98,634
         Jun 02         $ 86,636        $147,913         $ 92,160

+ THIS GRAPH, PROVIDED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A $10,000 INVESTMENT IN THE FUND, MADE AT ITS INCEPTION, WITH A SIMILAR INVESTMENT IN THE S&P 500 INDEX ("S&P 500") AND THE LIPPER FLEXIBLE PORTFOLIO FUNDS AVERAGE. RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. THE GRAPH AND THE AVERAGE ANNUAL TOTAL RETURNS TABLE DO NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURNS AND PRINCIPAL VALUE VARY, AND YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES.
* THE S&P 500 INDEX ("S&P 500") IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE LIPPER FLEXIBLE PORTFOLIO FUNDS AVERAGE REPRESENTS FUNDS THAT ALLOCATE THEIR INVESTMENTS ACROSS VARIOUS ASSET CLASSES, INCLUDING DOMESTIC COMMON STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS WITH A FOCUS ON TOTAL RETURN. SOURCE OF THE S&P Index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS
                                    As of 12-31-01    As of 6-30-02

1-year                              -11.03%           -12.71%
3-year                               -1.27%            -6.52%
5-year                                6.38%             2.97%
10-year                               7.89%             7.02%
Since Fund Inception (12-30-81)      11.91%            11.11%

THE FUND INVESTS A PORTION OF ITS ASSETS IN LOWER-QUALITY SECURITIES THAT PRESENT A SIGNIFICANT RISK FOR LOSS OF PRINCIPAL AND INTEREST. PLEASE CONSIDER THIS BEFORE INVESTING.
EQUITY FUNDS ARE VOLATILE INVESTMENTS AND SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS.

Q: HOW DID YOUR FUND PERFORM?

A: The bear market of 2001 certainly took its toll on the Fund's performance for the year. The Fund's relative performance was hurt during the first calendar quarter, as the defensive posture we had adopted did not prepare us for the Federal Reserve's surprisingly aggressive rate cuts early in the year. The balance of the year's performance was, however, more in line with the market's. The Fund's significant fixed-income component helped to ease the impact of the stock market's volatility.

Q: WHAT MARKET CONDITIONS, MARKET EVENTS, AND OTHER FACTORS IMPACTED YOUR FUND'S PERFORMANCE?

A: If there was something that could go wrong for the economy and the markets during 2001, it did. Many factors drove market volatility. The Federal Reserve embarked on a very aggressive campaign to stimulate economic growth by lowering rates 475 basis points throughout the year. With each move to lower rates, investors continued to anticipate an end to the decline in corporate profits - but were disappointed each time as recovery proved elusive for the balance of the year.

While the recession was mild from a GDP perspective, it was the worst on record with respect to corporate earnings. The primary cause of this economic downturn has been the collapse of business investment, primarily in technology, which occurred after years of unsustainable growth. This is quite different from the normal economic downturn that is led by declining consumer spending. The normal framework that the markets use to decipher the business cycle did not apply in this downturn, and thus, could have added to market volatility. Corporate profits ended the year down close to 30%.

The tragic events of September 11 basically put a halt to most business activity for a period of time. The Federal Reserve continued on its easing policy immediately upon the reopening of the markets. At their opening, the markets reacted in typical fashion to such a shock - with an immediate but short-lived selloff. That appears to have set a bottom in the markets, with an impressive rebound taking hold since late September.

Despite the rebound, the war in Afghanistan that followed the attacks also fostered volatility, with markets rising and falling with each major development. Threats of anthrax poisoning created further uncertainty as it forced the closing of government offices and buildings. In other parts of the world, we had the near-economic collapse of Argentina to stir things up. The end of the year also witnessed one of the largest corporate bankruptcies in history as the Enron Corporation declared Chapter 11. These and many other high-profile events served to derail the economy and the stock market throughout the year.

Q: WHAT INVESTMENT STRATEGIES AND TECHNIQUES IMPACTED YOUR FUND'S PERFORMANCE?

A: Our focus continues to be on the stocks of large-capitalization, high-quality companies that display an ability to show superior relative earnings growth. It was, to say the least, a difficult year in which to find areas of our universe of stocks that were showing earnings growth.

There were, however, areas of investment success. Basic materials and industrial stocks, such as portfolio holding Dow Chemical, have in recent years been forced to cut capacity and realign their costs. During the year Dow closed on its purchase of Union Carbide, strengthening its position within the chemical industry and positioning it for greater profitability. We bought the company at a reasonable valuation, and the stock pays a significant dividend yield that compensates us as we wait for the coming economic recovery. Other positive areas during the year included retail and semiconductors.

Q: WHAT IS YOUR FUTURE OUTLOOK?

A: The stock market and economy appear to be poised for recovery as we head into 2002, and we believe the markets may have reached a positive inflection point. Still, there are concerns, particularly regarding high valuations that may limit appreciation potential. We continue to focus on a diversified, high-quality universe of companies that we feel may show superior financial results during the pending recovery and growth period.

Thank you for your investment in the Strong Balanced Fund.

RIMAS M. MILAITIS
Portfolio Co-Manager

JEFFREY A. KOCH
Portfolio Co-Manager

BRADLEY C. TANK
Portfolio Co-Manager

                                    EXHIBIT C

                 ADDITIONAL INFORMATION ABOUT THE BALANCED FUND

FUND PERFORMANCE

The following return information illustrates the performance of the Investor Class of the Balanced Fund, which is one indication of the risks of investing in the Fund. Please keep in mind that the past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

--------------------------
YEAR           RETURN
--------------------------
1992             3.2%
--------------------------
1993            14.5%
--------------------------
1994            -1.5%
--------------------------
1995            22.0%
--------------------------
1996            10.5%
--------------------------
1997            16.7%
--------------------------
1998            21.3%
--------------------------
1999            15.5%
--------------------------
2000            -6.4%
--------------------------
2001           -11.0%
--------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIOD SHOWN ABOVE)

                          BEST QUARTER RETURN      WORST QUARTER RETURN
--------------------------------------------------------------------------------
Balanced Fund             15.9% (4th Q 1998)        -9.4% (3rd Q 2001)

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12-31-01

--------------------------------------------------------------------------------------------------------------------------------
                                                 1-YEAR           5-YEAR            10-YEAR          SINCE FUND INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                          -11.03%          6.38%             7.89%            11.91%
--------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions          -12.08%          3.97%             4.89%            8.73%
--------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and      -6.72%(2)        4.19%             5.02%            8.57%
    Sale of Fund Shares
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deductions for        -11.88%          10.70%            12.93%           15.23%
fees, expenses, or taxes)(3)
--------------------------------------------------------------------------------------------------------------------------------
Lipper Flexible Portfolio Funds Average          -7.21%           6.88%             8.59%            --
(reflects no deductions for fees, expenses, or
taxes)(4)
--------------------------------------------------------------------------------------------------------------------------------

(1) THE BALANCED FUND COMMENCED OPERATIONS ON DECEMBER 30, 1981.
(2) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(3) THE S&P 500 COMPOSITE STOCK PRICE INDEX (S&P 500 Index) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.
(4) THE LIPPER FLEXIBLE PORTFOLIO FUNDS AVERAGE REPRESENTS FUNDS THAT ALLOCATE THEIR INVESTMENTS ACROSS VARIOUS ASSET CLASSES, INCLUDING DOMESTIC COMMON STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS WITH A FOCUS ON TOTAL RETURN.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FINANCIAL HIGHLIGHTS

This information describes investment performance of the Balanced Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Balanced Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures, except for the fiscal period ended June 30, 2002, have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

STRONG BALANCED FUND

                                                                                     Period Ended
--------------------------------------------------------------------------------------------------------------------------------
                                                     June 30,   Dec. 31,    Dec. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                            2002(b)     2001       2000(c)     2000       1999       1998       1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $18.84      $21.83     $24.77      $24.92     $21.14     $21.44     $20.12
Income From Investment Operations:
   Net Investment Income                               0.24        0.58       0.12        0.82       0.71       0.55       0.67
   Net Realized and Unrealized Gains (Losses)
     on Investments                                   (1.86)      (2.99)     (1.53)       0.61       3.75       1.75       2.96
--------------------------------------------------------------------------------------------------------------------------------

   Total from Investment Operations                   (1.62)      (2.41)     (1.41)       1.43       4.46       2.30       3.63
Less Distributions:
   From Net Investment Income                         (0.24)      (0.58)     (0.20)      (0.83)     (0.68)     (0.54)     (0.67)
   In Excess of Net Investment Income                    --          --         --          --         --         --      (0.10)
   From Net Realized Gains                               --          --      (1.33)      (0.75)        --      (2.04)     (1.54)
   In Excess of Net Realized Gains                       --          --         --          --         --      (0.02)        --
--------------------------------------------------------------------------------------------------------------------------------

    Total Distributions                               (0.24)      (0.58)     (1.53)      (1.58)     (0.68)     (2.60)     (2.31)
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                       $16.98      $18.84     $21.83      $24.77     $24.92     $21.14     $21.44

Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------

   Total Return                                        -8.7%      -11.0%      -5.6%       +5.7%     +21.3%     +11.8%     +19.3%
   Net Assets, End of Period (In Millions)             $246        $300       $347        $372       $344       $288       $277
   Ratio of Expenses to Average Net Assets Before
     Expense Offsets                                    1.3%*       1.2%       1.1%*       1.1%       1.1%       1.0%       1.1%
   Ratio of Expenses to Average Net Assets              1.3%*       1.2%       1.1%*       1.1%       1.1%       1.0%       1.1%
   Ratio of Net Investment Income to Average Net
     Assets                                             2.6%*       2.9%       3.3%*       3.2%       3.0%       2.5%       3.2%
   Portfolio Turnover Rate                            105.4%      234.1%      45.1%      150.9%      64.7%     185.9%     276.5%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2002 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from October to December.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 9, 2003

                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                           STRONG BALANCED ASSET FUND
                  A SERIES OF STRONG BALANCED STOCK FUND, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                              STRONG BALANCED FUND
                     A SERIES OF STRONG BALANCED FUND, INC.

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-414-359-1400
                                 1-800-368-3863
                 DEVICE FOR THE HEARING IMPAIRED: 1-800-999-2780

      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated January 9, 2003 for the Meeting of Shareholders of Strong Balanced Asset Fund to be held on February 28, 2003. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

      Further information about the Strong Balanced Fund is contained in and incorporated by reference to the Balanced Fund's Statement of Additional Information dated August 30, 2002, as it may be amended or supplemented from time to time. The audited financial statements and related independent auditor's report(s) for the Balanced Fund contained in the Annual Report for the fiscal year ended December 31, 2001 are hereby incorporated herein by reference insofar as they relate to the Balanced Fund. No other parts of the Annual Report are incorporated by reference herein.

      Further information about the Strong Balanced Asset Fund is contained in and incorporated by reference to the Balanced Asset Fund's prospectus and Statement of Additional Information dated May 1, 2002 and August 30, 2002, respectively, as they may be amended or supplemented from time to time. The audited financial statements and related independent accountant's report for the Balanced Asset Fund contained in the Annual Report for the fiscal year ended December 31, 2001, are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

      Each Fund will furnish, without charge, a copy of its most recent Semiannual Report succeeding such Annual Report upon request. Requests should be directed to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.


    The date of this Statement of Additional Information is January 9, 2003.

                           STRONG BALANCED FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

         Officers and directors of the Fund and its advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. The Fund and each director of the Fund who is not an "interested person" of the Fund or its advisor as defined in the Investment Company Act of 1940, as amended, ("Independent Director") have also entered into a indemnification agreement, which generally provides that the Fund shall, with certain exceptions, indemnify each Independent Director against all liability and expenses reasonably incurred or paid by the Independent Director in connection with any proceeding in which the Independent Director is involved by virtue of being a director of the Fund. In addition, pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII. INDEMNIFICATION OF OFFICERS AND DIRECTORS

         SECTION 7.01. Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

         SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under
Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

         SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

         SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 16. Exhibits

         (1)      Articles of Incorporation dated July 31, 1996(3)
         (1.a)    Amendment to Articles of Incorporation effective
                  April 9, 2001(5)
         (2)      Bylaws dated October 20, 1995(2)
         (2.a)    Amendment to Bylaws dated May 1, 1998(4)
         (2.b)    Amendment to Bylaws dated April 5, 2001(5)
         (2.c)    Amendment to Bylaws dated March 1, 2002(9)
         (3)      Inapplicable
         (4)      Form of Agreement and Plan of Reorganization
         (5)      Specimen Stock Certificate(1)
         (6)      Amended and Restated Investment Advisory Agreement(6)
         (7)      Distribution Agreement(5)
         (8)      Inapplicable
         (9)      Custodian and Remote Access Agreement(5)
         (10)     Amended and Restated Rule 18f-3 Plan(9)

         (11)     Form of Opinion and Consent of Counsel
         (12)     Form of Opinion and Consent of Counsel Relating to Tax Matters
         (13)     Amended and Restated Transfer and Dividend Disbursing Agent
                  Agreement(10)
         (13.a)   Investor Class Shares Administration Agreement(8)
         (14)     Consent of Independent Accountants
         (15)     Inapplicable
         (16)     Power of Attorney dated as of December 12, 2001(7)
         (16.a)   Power of Attorney dated as of May 3, 2002(10) (17) Form of
                  Proxy Card

--------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Registrant filed on or about April 24, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Registrant filed on or about February 26, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Registrant filed on or about February 27, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Registrant filed on or about December 31, 1998.

(5) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Registrant filed on or about April 12, 2001.

(6) Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Registrant filed on or about August 3, 2001.

(7) Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of Registrant filed on or about December 12, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Registrant filed on or about December 27, 2001.

(9) Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Registrant filed on or about April 29, 2002.

(10) Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of Registrant filed on or about May 6, 2002.

Item 17. Undertakings

         (1) The Undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The Undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) Pursuant to the requirements of Form N-14, the Undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus that is part of the Registration Statement within a reasonable time after receipt of such opinion.

         (4) Pursuant to the requirements of Form N-14, the Undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, an opinion of counsel regarding the issuance of shares in the reorganization that is part of the Registration Statement within a reasonable time after receipt of such opinion.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Village of Menomonee Falls and State of Wisconsin as of the 11th day of November, 2002.

                                        Strong Balanced Fund, Inc.


                                        By: /s/ Richard W. Smirl
                                            ------------------------------------
                                            Richard W. Smirl,
                                            Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and as of the date indicated.

Name                                   Title                                 Dated As Of

/s/ Richard S. Strong                  Chairman of the Board (Principal      November 11, 2002
----------------------------           Executive Officer) and a Director
Richard S. Strong

/s/ John W. Widmer                     Treasurer (Principal Financial and    November 11, 2002
----------------------------           Accounting Officer)
John W. Widmer

______________________                 Director                              November 11, 2002
Willie D. Davis*

______________________                 Director                              November 11, 2002
William F. Vogt*

______________________                 Director                              November 11, 2002
Stanley Kritzik*

______________________                 Director                              November 11, 2002
Neal Malicky*

______________________                 Director                              November 11, 2002
Gordon Greer*

* Richard W. Smirl signs this document on behalf of each director marked with an asterisk pursuant to powers of attorney filed with Post-Effective Amendments Nos. 31 and 34 to the Registration Statement on Form N-1A of the Registrant filed on or about December 12, 2001 and May 6, 2002, respectively.

By: /s/ Richard W. Smirl
    --------------------
    Richard W. Smirl

                                  Exhibit Index

Exhibit No.      Exhibit
-----------      -------

(4)              Form of Agreement and Plan of Reorganization
(11)             Form of Opinion and Consent of Counsel
(12)             Form of Opinion and Consent of Counsel Relating to Tax Matters
(14)             Consent of Independent Accountants
(17)             Form of Proxy Card